Employee Benefit Plans (Details 7)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension Plan [Member]
Weighted-average assumptions to determine net periodic cost
Discount rate	5.50%	5.99%	5.96%
Rate of compensation increase	4.50%	4.50%	4.00%
Expected long term rate of return on assets	8.00%	8.50%	8.50%
SERP [Member]
Weighted-average assumptions to determine net periodic cost
Discount rate	4.75%	6.00%	6.00%
Rate of compensation increase	4.00%	5.00%	5.00%